                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported):   April 7, 1997


                          ADVANCED MICRO DEVICES, INC.
                          ----------------------------
            (Exact name of registrant as specified in its charter)



          DELAWARE                       1-7882                94-1692300
-------------------------------        -----------          ------------------
(State or other jurisdiction           (Commission           (I.R.S. Employer
      of incorporation)                File Number)         Identification No.)



     One AMD Place,
     P.O. Box 3453
     Sunnyvale, California                                 94088-3453
     ---------------------                                 ----------
(address of principal executive offices)                   (Zip Code)


Registrant's telephone number,
 including area code:                              (408) 732-2400
                                                    -------------

Item 5.  Other Events.
-------  -------------

       On April 7, 1997, Advanced Micro Devices, Inc. (the "Company") announced its first quarter revenues. The Company reported sales of $551,999,000 for its first quarter, ended March 30, 1997. Net income amounted to $12,951,000, or $0.09 per common share, fully diluted. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this report as if fully set forth herein.


Item 7.  Financial Statements and Exhibits.
-------  ----------------------------------

(c)  Exhibits:
---  ---------

     99   Press release dated April 7, 1997

                                   SIGNATURES
                                   ----------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ADVANCED MICRO DEVICES, INC.
                                     (Registrant)



Date:  April 9, 1997          By: /s/ Geoff Ribar
                                  _____________________________
                                    Geoff Ribar
                                    Vice President
                                    Corporate Controller

                                 Exhibit Index
                                 -------------


Exhibit Number      Exhibit
--------------      -------

     99             Press release dated April 7, 1997